POWER OF ATTORNEY


		I, Giles H. Bateman, hereby authorize and

designate each of Eric J. Buss, Adam T. Bebus, Amy C. Seidel, Kuai H.

Leong, and Steve R. Fenlon, signing singly, as my true and lawful attorney in fact to:

	(1)	execute for and on my behalf, in my
capacity as an
officer and/or director of Life Time Fitness, Inc. (the
"Company"), Forms
3, 4 and 5 in accordance with Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules and regulations promulgated thereunder;

	(2)	do and perform any and
all acts for and on my behalf
which may be necessary or desirable to
complete and execute any such Form
ID or Form 3, 4 or 5 and timely file
such form with the Securities and
Exchange Commission, any stock exchange
or similar authority, and the
National Association of Securities Dealers;
and

	(3)	take any other
action of any type whatsoever in
connection with the foregoing which, in
the opinion of such attorney in
fact, may be to my benefit, in my best
interest, or legally required of
me, it being understood that the
statements executed by such attorney in
fact on my behalf pursuant to this
Power of Attorney shall be in such
form and shall contain such terms and
conditions as such attorney in fact
may approve in such attorney in fact's
discretion.

		I hereby
further grant to each such attorney in fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as I might or could do if personally present, with full power of substitutes or revocation, hereby ratifying and confirming all that such attorney in fact, or such attorney in fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. I hereby acknowledge that the foregoing attorneys in fact, in serving in such capacity at my request, are not assuming, nor is the Company assuming, any of my responsibilities to comply with Section 16 of the Exchange Act.

		This Power of
Attorney
shall remain in full force and effect until I am no longer required to file the Form ID or Forms 3, 4 and 5 with respect to my holdings of and transactions in securities issued by the Company, unless earlier revoked by me in a signed writing delivered to the foregoing attorneys in fact.


		IN WITNESS WHEREOF, I have caused this Power of Attorney to be duly executed as of this 13th day of March, 2006.




	/s/ Giles H.
Bateman